EXHIBIT 10.8

                            MONTEREY RESOURCES, INC.
                     1996 INCENTIVE STOCK COMPENSATION PLAN
                           FOR NONEXECUTIVE EMPLOYEES

                              STATEMENT OF PURPOSE

         The purpose of the Monterey Resources, Inc. 1996 Incentive Stock Compensation Plan For Nonexecutive Employees (the "Plan") is to encourage superior performance by employees, by allowing the Board of Directors of Monterey Resources, Inc. ("MRI") to award several forms of incentive compensation to employees of the Company. By providing incentive compensation commensurate and competitive with that provided by other companies, the Plan should also assist MRI in attracting and retaining the services of qualified and capable employees.

         In order to further the identity of interest of employees with the stockholders of MRI, all of the forms of compensation under the Plan relate to MRI Common Stock. Employees' success in enhancing stockholder value will translate directly into an enhanced benefit for the employee.

         Notwithstanding anything in the Plan or any Award agreement to the contrary, no Award shall become exercisable or payable (even if vested) prior to the first anniversary of the date the Company is spunoff by Santa Fe Energy Resources, Inc. (or during such additional period, if any, as may be recommended by counsel to the Company as necessary or helpful to the tax-free status of the spinoff); provided, however, the foregoing restriction shall not apply to a Participant whose employment terminates due to death or Disability and such restriction shall also lapse upon a Change in Control.

I.       DEFINITIONS

         Unless the context indicates otherwise, the following terms have the meanings set forth below:

                 "Acceleration Date" means the earliest date on which any of the following events shall first have occurred: (i) the acquisition described in clause (a) of the definition of "Change in Control" contained in this Section I, (ii) the change in the composition of the Board of Directors described in clause (b) of such definition or (iii) the stockholder approval or adoption described in clause (c) or (d) of such definition.

                 "Award" means a grant of Options, Restricted Stock, Phantom Units, Bonus Stock or Stock Appreciation Rights pursuant to the Plan.

                 "Board" means the Board of Directors of MRI.
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                 "Bonus Stock" means Common Stock, which is not subject to a
         Restricted Period, awarded by the Committee pursuant to the Plan.

                 "Cause" means (a) the willful and continued failure by the Participant to substantially perform his duties with the Company (other than any such failure resulting from his incapacity due to physical or mental illness), or (b) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this definition, no act, or failure to act, shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

                 A "Change in Control" shall be deemed to have occurred if:

                 (a) any "person," as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than any trustee or other fiduciary holding securities under an employee benefit plan of Santa Fe Energy Resources, Inc. ("SFER") or any affiliate thereof, or any company owned, directly or indirectly, by the stockholders of SFER in substantially the same proportions as their ownership of stock of SFER), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of SFER representing 25% or more of the combined voting power of SFER's then outstanding securities;

                 (b) during any period of two consecutive years (not including any period prior to the effective date of this provision), individuals who at the beginning of such period constitute the Board of Directors of SFER, and any new director (other than a director designated by a person who has entered into an agreement with SFER to effect a transaction described in clause (a), (c) or (d) of this definition) whose election by the Board of Directors of SFER or nomination for election by SFER's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                 (c) the stockholders of SFER approve a merger or consolidation of SFER with any other company other than (i) a merger or consolidation which would result in the voting securities of SFER outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of SFER (or such surviving entity) outstanding immediately after such merger or consolidation, or (ii) a





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                          merger or consolidation effected to implement a
                          recapitalization of SFER (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of SFER's then outstanding securities; or

                 (d) the stockholders of SFER adopt a plan of complete liquidation of SFER or approve an agreement for the sale or disposition by SFER of all or substantially all of SFER's assets. For purposes of this clause
                          (d), the term "the sale or disposition by SFER of all or substantially all of SFER's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of SFER or of any direct or indirect subsidiary of SFER (including the stock of any direct or indirect subsidiary of
                          SFER) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of SFER determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of SFER (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of SFER" shall be the aggregate market value of the outstanding shares of common stock of SFER (on a fully diluted basis) plus the aggregate market value of SFER's other outstanding equity securities. The aggregate market value of the shares of common stock of SFER shall be determined by multiplying the number of shares of SFER's common stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of common stock of SFER for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of SFER shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of common stock of SFER or by such other method as the Board shall determine is appropriate.

                 (e) If SFER ceases to own 80% of the combined voting power of the then outstanding voting securities of the Company, the term "Company" shall be substituted for SFER as used in this definition of "Change in Control" and all other appropriate places; provided, however, as long as SFER owns 35% or more of the combined voting power of the voting securities of the Company, the above "Change in Control" definition shall be applied separately with respect to SFER and with respect to the Company as substituted for SFER in the definition, and a Change in Control with respect to either SFER or the Company in such situation shall be a Change in Control for purposes of this Plan. Notwithstanding anything herein to the contrary, a distribution by





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                          SFER to its stockholders of its interest in such
                          voting securities of the Company shall not constitute a Change in Control.

                 "Code" means the Internal Revenue Code of 1986, as amended.

                 "Committee" means the Compensation and Benefits Committee of the Board.

                 "Common Stock" means the common stock, $0.01 par value, of MRI.

                 "Company" means collectively MRI, its parent and all companies in which MRI owns, directly or indirectly, more than 50% of the voting stock.

                 "Disability" means the inability of a Participant to continue to perform the duties of his or her employment with the Company as determined by the Committee.

                 "Fair Market Value" means the average of high and low (or bid and ask, if applicable) price per share of the Common Stock on the applicable date (or if there are no transactions on that date, the last preceding date on which there were transactions) in the principal market in which the Common Stock is traded, as reported in The Wall Street Journal, or the fair market value per share as determined by the Committee, in good faith, using any fair and reasonable means for this purpose.

                 "Grant Date" as used with respect to a particular Award means the date as of which such Award is granted pursuant to the Plan.

                 "Option" means an option to purchase shares of Common Stock granted by the Committee pursuant to the Plan, which shall be a "Non-Qualified Stock Option."

                 "Limited Right" means a Stock Appreciation Right that is exercisable only as set forth in Section XIV of the Plan.

                 "Non-Qualified Stock Option" means an Option granted pursuant to the Plan, which is not an Incentive Stock Option within the meaning of Code Section 422.

                 "Participant" means any eligible employee of the Company who has an Award outstanding under the Plan.

                 "Phantom Unit" means a right to receive upon the achievement of specified performance goals a payment from the Company in an amount equal to a specified percentage of the Fair Market Value of a share of Common Stock on the date on which such right becomes payable.





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                 "Plan" means the Monterey Resources, Inc. 1996 Incentive Stock
         Compensation Plan For Nonexecutive Employees as set forth herein and as may be amended from time to time.

                 "Related LSAR Option" means an Option outstanding under the Plan with respect to which a Limited Right is granted pursuant to
         Section XIV.

                 "Restricted Period" means the period of time for which Restricted Stock and/or Phantom Units are subject to forfeiture pursuant to the Plan or during which Options and Stock Appreciation Rights are not exercisable.

                 "Restricted Stock" means Common Stock subject to a Restricted Period which is granted pursuant to the Plan.

                 "Retirement" means an Employee's leaving the employment of the Company, other than for Cause, after attaining age 55 and completing five years of service with the Company.

                 "Stock Appreciation Right" means the right, granted by the Committee pursuant to the Plan, to receive a payment equal to the increase in the Fair Market Value of a share of Common Stock subsequent to the Grant Date of such Award.

II.      SHARES SUBJECT TO AWARDS UNDER THE PLAN

         Subject to the adjustment as provided in the Plan, the maximum number of shares of Common Stock with respect to which Options, Restricted Stock, Bonus Stock, Phantom Units and Stock Appreciation Rights may be granted under the Plan in any year is 500,000. The Common Stock issued under the Plan may be either previously authorized but unissued shares or treasury shares acquired by MRI.

III.     ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee. The members of the Committee shall not be eligible to participate in the Plan. The Committee shall select from time to time those employees to be granted Awards under the Plan. The Committee shall also determine the terms and provisions of Awards, which need not be identical. The Committee shall grant all Awards. The Committee shall construe the Plan, prescribe and rescind rules and regulations relating to the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan, subject to the limitations of Section XX.

IV.      ELIGIBILITY

         Subject to the discretion of the Committee, all employees of the Company who have responsibility for the growth and profitability of the Company, but excluding any employee who is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as





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         amended, as determined by the Committee, are eligible to receive
         Awards under the Plan ("Eligible Employees").

V.       OPTIONS

         The Committee may, from time to time and subject to the provisions of the Plan, grant Awards of Options to Eligible Employees of the Company to purchase shares of Common Stock. The Committee may grant replacement or substitution options (or Stock Appreciation Rights) to affected employees in conjunction with any Company merger, consolidation, purchase or acquisition of property or stock, spinoff or other distribution of stock or property, reorganization, or partial or complete liquidation, on such terms as the Committee deems equitable. Any Options granted shall be designated as Non-Qualified Stock Options.

         The purchase price of the Common Stock subject to any Options shall be determined by the Committee, but, except with respect to a replacement Option, may not be less than the Fair Market Value of the Common Stock on the Grant Date. Such price shall be subject to adjustment as provided in Section XIII of the Plan.

         The Committee may include in each agreement evidencing the Option grant a provision stating that the Option granted therein may not be exercised in whole or in part for such period(s) of time specified in such agreement, and may further limit the exercisability of the Option in such manner as the Committee deems appropriate, including, without limitation, the achievement of performance goals. The Committee may, in its discretion, at any time and from time-to-time accelerate the exercisability of all or part of any Option.

         The period of any Option, which is the time period during which the Option may be exercised, shall be determined by the Committee and shall not extend more than ten years after the Grant Date.

         Options shall not be transferable other than by will or the laws of descent and distribution and during the Participant's lifetime shall be exercisable only by the Participant.

         Termination for Cause, as defined in Section I, shall result in forfeiture of all outstanding Options. Termination by the Company for any reason other than Cause (including terminations pursuant to formal severance programs sponsored by the Company or an affiliate), or terminations by reason of death, Disability or Retirement, shall result in a lapse of all or a proportion of the Restricted Period applicable to any outstanding Award as set forth In Section XI.

         A person electing to exercise an Option shall give written notice of such election to the Company in such form as the Committee may require. Upon exercise of an Option, the full option purchase price for the shares with respect to which the Option is being exercised shall be payable to the Company (i) in cash or by check payable and acceptable to the Company





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         or (ii) subject to the approval of the Committee, (a) by tendering to the Company shares of Common Stock owned by such person having an aggregate Fair Market Value as of the date of exercise and tender that is not greater than the full option purchase price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the option purchase price as provided in (i) above (provided that the Committee may, upon confirming that such person owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to such person (or not require surrender of) the certificate for the shares being tendered upon the exercise) or (b) by such person delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price; provided that in the event such person chooses to pay the option purchase price as provided in (ii)(b) above, such person and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

         Notwithstanding any other provision in the Plan, if a Change In Control occurs while unexercised Options, and Stock Appreciation Rights relating thereto, remain outstanding under the Plan, then from and after the Acceleration Date, all Options and Stock Appreciation Rights shall be exercisable in full, whether or not otherwise exercisable.

VI.      BONUS STOCK

         The Committee may, from time to time and subject to the provision of the Plan, grant Awards of Bonus Stock to Eligible Employees of the Company. In addition, the Committee shall have the authority to pay in shares of Common Stock all or any portion of the cash amounts payable under any other compensation program of the Company.

VII.     RESTRICTED STOCK

         The Committee may, from time to time and subject to the provisions of the Plan, grant Awards of Restricted Stock to Eligible Employees of the Company.

         Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left on deposit with the Company with a stock power endorsed in blank. Participants shall have the right to receive dividends paid on their Restricted Stock and to vote such shares. Restricted Stock may not be sold, pledged, assigned, transferred or encumbered during the Restricted Period other than by will or the laws of descent and distribution.





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
         Termination for Cause, as defined in Section I, shall result in forfeiture of all outstanding Restricted Stock. Termination by the Company for any reason other than Cause (including terminations pursuant to formal severance programs sponsored by the Company or an affiliate), or termination by reason of death, Disability or Retirement, shall result in a lapse on all or a portion of the Restricted Period applicable to any outstanding Award as set forth in
         Section XI.

         Notwithstanding any other provisions in the Plan, if a Change in Control occurs while any shares of Restricted Stock remain subject to restrictions relating thereto, then from and after the Acceleration Date, (1) all such restrictions and all Restricted Periods shall lapse and (2) no later than the fifth day following the Acceleration Date, any Restricted Stock theretofore granted a Participant shall be delivered to the Participant.

VIII.    STOCK APPRECIATION RIGHTS

         The Committee may, from time to time and subject to the provisions of the Plan, grant Awards of Stock Appreciation Rights to Eligible Employees of the Company subject to the limitation in Section II. An Award of Stock Appreciation Rights, in the Committee's discretion, may or may not be made in tandem with the grant of an Option, and need not be granted at the same time as the Option grant to be made in tandem with the Option grant.

         The period of any Stock Appreciation Right, which is the time period during which the Stock Appreciation Right may be exercised, shall be determined by the Committee and shall not extend more than ten years after the Grant Date or, if in tandem with an Option, the period of such Option.

         Stock Appreciation Rights shall not be transferable other than by will or the laws of descent and distribution and during the Participant's lifetime shall be exercisable only by the Participant.

         Termination for Cause, as defined in Section I, shall result in forfeiture of all outstanding Stock Appreciation Rights. Termination by the Company for any reason other than Cause (including terminations pursuant to formal severance programs sponsored by the Company or an affiliated company), or termination by reason of death, Disability or Retirement, shall result in a lapse on all or a portion of the Restricted Period applicable to any outstanding Award as set forth in
         Section XI.

         Subject to any restrictions or conditions imposed by the Committee, upon the exercise of a Stock Appreciation Right, the Company shall pay the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the Fair Market Value of a share of Common Stock on the Grant Date. The amount payable by the Company upon the exercise of a Stock Appreciation Right may be paid in cash or in shares of Common





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         Stock or in any combination thereof as the Committee, in its sole discretion, shall determine, but no fractional shares shall be issuable pursuant to any Stock Appreciation Right.

         A person electing to exercise a Stock Appreciation Right shall give written notice of such election to the Company in such form as the Committee may require. The exercise of Stock Appreciation Rights or Options granted in tandem will result in an equal reduction in the number of corresponding Options or Stock Appreciation Rights which were granted in tandem with such Stock Appreciation Rights and Options.

         The Change in Control provisions in Section V, concerning Options and Stock Appreciation Rights granted in tandem with an Option, shall also apply to Stock Appreciation Rights that are not granted in tandem with Options.

IX.      PHANTOM UNITS

         The Committee may, from time to time and subject to the provisions of the Plan, grant Awards of Phantom Units to Eligible Employees of the Company. Phantom Units may not be sold, pledged, assigned, transferred or encumbered during the Restricted Period, other than by will or the laws of descent and distribution.

         The Committee shall, at the time Phantom Units are granted, designate certain goals for the performance of the Company and the Restricted Period over which the goals must be achieved. Such designated goals must be achieved in order for a Participant to receive the full value of the Phantom Units at the designated time. To the extent earned in accordance with this Section and the grant of such Award, all such Phantom Units must be paid as soon as practicable following the end of the Restricted Period in cash or in shares of Common Stock or in any combination thereof as the Committee, in its sole discretion shall determine, but no fractional shares shall be issuable pursuant to any Phantom Unit.

         At the discretion of the Committee, Phantom Units may at any time be converted into Non-Qualified Stock Options, Bonus Stock or shares of Restricted Stock or any combination thereof having a value, as determined in the good faith judgment of the Committee, substantially equal to the value of the Phantom Units so converted.

         Termination for Cause, as defined in Section I, shall result in forfeiture of all outstanding Phantom Units. Termination by the Company for any reason other than Cause (including terminations pursuant to formal severance programs sponsored by the Company or an affiliate), or termination by reason of death, Disability or Retirement, shall result in a lapse on all or a proportion of the Restricted Period applicable to any outstanding Award as set forth in
         Section XI.

         Notwithstanding any other provisions in the Plan, if a Change in Control occurs while any Phantom Units remain outstanding, then from and after the Acceleration Date, (1) all





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         designated goals shall be deemed to have been met and (2) no later than the fifth day following the Acceleration Date, the full value of all such Phantom Units shall be paid to the Participant in cash.

X.       CONTINUED EMPLOYMENT

         Participation in the Plan shall confer no rights to continued employment with the Company, nor shall it restrict the rights of the Company to terminate a Participant's employment relationship at any time.

XI.      TERMINATION OF EMPLOYMENT

         In the event of a Participant's termination of employment with the Company by reason of death, the Restricted Period shall lapse on all of the Participant's outstanding Awards.

         In the event of a Participant's termination of employment with the Company by reason of Disability, Retirement or by the Company for any reason other than Cause, a portion of all of the Participant's outstanding Awards shall be immediately forfeited to the extent not then otherwise vested. The portion of an Award forfeited shall be a fraction, the denominator of which is the total number of months of any Restricted Period (determined at date of grant) applicable to the Award (rounded up to the nearest whole month) and the numerator of which is the number of months of such Restricted Period remaining (rounded up to the nearest whole month) as of the termination of employment.

         Unless the Committee directs the acceleration of the payment of that portion of an Award of Phantom Units or Restricted Stock that is not automatically forfeited as provided above upon the Participant's termination of employment, such Phantom Units and Restricted Stock shall be payable or issued, as the case may be, at the end of the Restricted Period applicable to such Awards, but only to the extent otherwise payable pursuant to the Award Agreement evidencing such Phantom Units or Restricted Stock, e.g., the goals, if any, for such Award are achieved. Any such Awards not payable or earned at the end of such Restricted Period, as provided above, shall be forfeited at such time.

         Phantom Units and Restricted Stock upon which the Restricted Period lapse as provided above shall be paid or issued to the Participant or, in the case of death prior to such payment or issuance, to the Participant's designated beneficiary, or in the absence of such designation, to the person to whom the Participant's rights pass by will or the laws of descent and distribution.

         Options and Stock Appreciation Rights which are or become exercisable at the time of a Participant's termination of employment with the Company (i) by reason of Disability or Retirement or by the Company for any reason other than Cause, may be exercised by the Participant within three years following such termination of employment and (ii) for any





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         reason other than Cause, death or a reason specified in (i), may be exercised by the Participant within three months following such termination, but, in either event, not after the expiration of the period of the Option or Stock Appreciation Right. Options and Stock Appreciation Rights which are or become exercisable at the time of a Participant's termination of employment with the Company by reason of death, may be exercised by the Participant's designated beneficiary, or in the absence of such designation, by the person to whom the Participant's rights pass by will or the laws of descent and distribution at any time within three years after the Participant's death but not after the expiration of the period of the Option or Stock Appreciation Right. Options and Stock Appreciation Rights that do not become exercisable as provided above, or that are not otherwise vested, shall be immediately forfeited on termination.

         In the event of a Participant's termination of employment with the Company for any reason other than as provided above, all Awards not otherwise vested or earned as of the date of such termination of employment shall be immediately forfeited on termination.

         Notwithstanding the foregoing however, the Committee may determine that termination of employment by reasons of any other special circumstances not set forth above shall not terminate an Award or a portion thereof.

XII.     AWARD AGREEMENT

         Each employee granted an Award pursuant to the Plan shall sign an Award Agreement which signifies the offer of the Award by the Company and the acceptance of the Award by the employee in accordance with the terms of the Award and the provisions of the Plan. Each Award Agreement shall reflect the terms and conditions of the Award.

XIII.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of a change in the capitalization of SFER due to a stock split, stock dividend, recapitalization, merger, consolidation, combination or similar event, the aggregate shares subject to the Plan and the terms of any existing Awards shall be adjusted by the Committee to reflect such change.

XIV.     PARACHUTE TAX PROVISION

         To the extent that the acceleration of vesting or any payment, distribution or issuance made to a participant under the Plan (a "Benefit") would be subject to a golden parachute excise tax under
         Section 4999(a) of the Code (a "Parachute Tax") such acceleration of the Participant's Awards shall be reduced to the extent necessary so that no portion thereof shall be subject to the Parachute Tax, but only if, by reason of such reduction, the Participant's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. The Participant may direct which Awards shall not be accelerated for this purpose.





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XV.      EMPLOYEE'S AGREEMENT

         If, at the time of the exercise of any Option or Stock Appreciation Right or Award of Restricted Stock or Bonus Stock, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the individual exercising the Option or Stock Appreciation Right or receiving the Restricted Stock or Bonus Stock to agree to hold any shares issued to the individual for investment and without intention to resell or distribute the same and for the individual to agree to dispose of such shares only in compliance with such laws and regulations, the individual will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.

XVI.     WITHHOLDING FOR TAXES

         Any cash payment under the Plan shall be reduced by any amounts required to be withheld or paid with respect thereto under all present or future federal, state and local taxes and other laws and regulations that may be in effect as of the date of each such payment ("Tax Amounts"). Any issuance of Common Stock pursuant to the exercise of an Option or other distribution of Common Stock under the Plan shall not be made until appropriate arrangements have been made for the payment of any amounts that may be required to be withheld or paid with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the Participant to tender to the Company shares of Common Stock owned by the Participant, or to request the Company to withhold a portion of the shares of Common Stock being acquired pursuant to the exercise or otherwise distributed to the Participant, which have a Fair Market Value per share as of the date of such Award exercise, tender or withholding that is not greater than the sum of all Tax Amounts, together with payment of any remaining portion of all Tax Amounts in cash or by check payable and acceptable to the Company.

XVII.    DESIGNATION OF BENEFICIARY

         Each Participant to whom an Award has been made under this Plan may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to exercise any rights or receive any payment that under the terms of such Award may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or canceled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named by a deceased Participant, or the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate.
         If a Participant designates more than one beneficiary, any such exercise or payment under this Plan shall be made in equal shares unless the Participant has





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
         designated otherwise, in which case the exercise or payment shall be made in the shares designated by the Participant.

XVIII.   PREEMPTION BY APPLICABLE LAWS AND REGULATIONS

         Anything in the Plan or any agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination, the issuance or other distribution of shares of Common Stock, the payment of consideration to an employee as a result of the exercise of any Stock Appreciation Right or Limited Right, or the payment of any Phantom Units, as the case may be, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the Participant (or the Participant's beneficiary), as the case may be, to take any action in connection with any such determination, the shares then to be issued or distributed, or such payment, the issue or distribution of such shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

XIX.     EFFECTIVE DATE AND DURATION OF PLAN

         This Plan shall become effective upon its approval by the Board of MRI and shall continue until terminated by the Board.

XX.      TERMINATION AND AMENDMENT

         The Board may suspend, terminate, modify or amend the Plan at any time or times; however, no suspension, termination, modification or amendment of the Plan may terminate a Participant's existing Award or materially adversely affect a Participant's rights under such Award.

XXI.     MISCELLANEOUS

         (a) Nothing contained in the Plan shall be construed as conferring upon any employee the right to continue in the employ of the Company.

         (b) An employee shall have no rights as a stockholder with respect to shares covered by such employee's Option, Stock Appreciation Rights or Restricted Stock award until the date of the issuance of shares to the employee pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance. An employee shall have no rights as a stockholder with respect to any award of Phantom Units under the Plan.

         (c) Nothing contained in the Plan shall be construed as giving any employee, such employee's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

         (d) Nothing contained in the Plan shall be construed to prevent the Company from taking any corporate action that is deemed by the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company as a result of any such action.

         (e) Neither an employee nor an employee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such employee's or beneficiary's interest arising under the Plan or in any Award received under the Plan; nor shall such interest be subject to seizure for the payment of an employee's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of an employee's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or Award received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such award.

         (f) All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.


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